                                                                    EXHIBIT 10.2

                                 AMENDMENT NO. 4


         THIS AMENDMENT NO. 4, dated as of August 26, 1997 (the "AMENDMENT") relating to the Credit Agreement referenced below, by and among NATIONAL MEDICAL CARE, INC., a Delaware corporation, certain subsidiaries and affiliates party to the Credit Agreement and identified on the signature pages hereto, and NATIONSBANK, N.A., as Paying Agent for and on behalf of the Lenders. Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

                               W I T N E S S E T H

         WHEREAS, a $2.5 billion credit facility has been extended to National Medical Care, Inc. and certain subsidiaries and affiliates pursuant to the terms of that Credit Agreement dated as of September 27, 1996 (as amended and modified, the "CREDIT AGREEMENT") among National Medical Care, Inc., the other Borrowers, Guarantors and the Lenders identified therein, and NationsBank, N.A., as Paying Agent;

         WHEREAS, the Company has made plans to refinance and replace its existing $200 million receivables securitization program with a $204 million receivables securitization program;

         WHEREAS, the Company has requested certain modifications described herein in connection therewith which require the consent of the Required Lenders; and

         WHEREAS, the Required Lenders have consented to the requested modifications on the terms and conditions set forth herein and have authorized the Paying Agent to enter into this Amendment on their behalf to give effect to this Amendment;

         NOW, THEREFORE, IN CONSIDERATION of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         A. The Credit Agreement is amended and modified in the following respects:

                  1. The Managing Agents and the Required Lenders hereby consent to the structure, terms and tenor of the proposed securitization transaction as structured by NationsBanc Capital Markets, Inc. on the terms attached as
SCHEDULE 1.

                  2. The following definitions in Section 1.1 are amended or added to read as follows:

                  "EXCLUDED SECURITIZATION TRANSACTION" means the accounts receivable financing facility of the Company contemplated by the Trade Receivables Purchase and Sale Agreement dated as of December 30, 1991 among Bio-Medical Applications Management Co., Inc., as seller, and Ciesco, L.P., as investor, and Citicorp North America, Inc., as agent, as amended and supplemented, and any Permitted Receivables Financing entered into in replacement thereof, but only to the extent of $204,000,000 in aggregate Attributed Principal Amount (any greater amount being subject to the mandatory prepayment provisions of Section 3.3(b)(iii) hereof).

                  "SECURITIZATION SUBSIDIARY" means a special purpose subsidiary or affiliate established in connection with a Permitted Receivables Financing.

                  3. The lead-in language in Section 7.11(a) is amended to read as follows:

         "If a Domestic Subsidiary of NMC (and, if Holdings is a Guarantor, of Holdings), other than a Securitization Subsidiary, which is a Material Subsidiary is not a Credit Party hereunder, then the Company will promptly notify the Paying Agent thereof and cause such Material Subsidiary to become a Credit party hereunder by"

                  4. The reference in section 8.1(e) to "$200,000,000" is increased and amended to read "$204,000,000".


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


         B. Except as modified hereby, all of the terms and provisions of the Credit Agreement (and Exhibits and Schedules) remain in full force and effect.

         C. The Company agrees to pay all reasonable costs and expenses of the Paying Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

         D. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and its shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         E. This Amendment, and the Credit Agreement as amended hereby, shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

                  [Remainder of Page Intentionally Left Blank]




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


         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:                NATIONAL MEDICAL CARE, INC.,
                                   a Delaware corporation

                                   By /s/ Ben Lipps
                                      ------------------------------------------
                                   Name:  Ben Lipps
                                   Title: President

                                   FRESENIUS MEDICAL CARE AG

                                   By /s/ Gerd Krick
                                      ------------------------------------------
                                   Name:  Gerd Krick
                                   Title: Management Board Member

                                   By /s/ Udo Werle
                                      ------------------------------------------
                                   Name:  Udo Werle
                                   Title: Management Board Member

                                   NMC DO BRASIL LTDA.,
                                   a Brazil corporation

                                   By /s/ Joao Pedrinelli
                                      ------------------------------------------
                                   Name:  Joao Pedrinelli
                                   Title: General Manager

                                   NATIONAL MEDICAL CARE OF SPAIN, S.A.,
                                   a Spanish corporation

                                   By /s/ Dwight Morgan
                                      ------------------------------------------
                                   Name:  Dwight Morgan
                                   Title: Managing Director

                                   NATIONAL MEDICAL CARE OF TAIWAN, INC.,
                                   a Delaware corporation

                                   By /s/ Dwight Morgan
                                      ------------------------------------------
                                   Name:  Dwight Morgan
                                   Title: Managing Director




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



                                   NMC CENTRO MEDICO NACIONAL, LDA.,
                                   a Portuguese corporation

                                   By /s/ Dwight Morgan
                                      ------------------------------------------
                                   Name:  Dwight Morgan
                                   Title: Managing Director

                                   NMC DE ARGENTINA, S.A.,
                                   an Argentine corporation

                                   By /s/ Joao Pedrinelli
                                      ------------------------------------------
                                   Name:  Joao Pedrinelli
                                   Title: General Manager

                                   FRESENIUS USA, INC.,
                                   a Massachusetts corporation

                                   By /s/ Ben Lipps
                                      ------------------------------------------
                                   Name:  Ben Lipps
                                   Title: President

                                   FRESENIUS MEDICAL CARE DEUTSCHLAND GmbH, a German corporation

                                   By /s/ Gerd Krick                                    By: /s/  Dietmar Blumenhagen
                                      ------------------------------------------            -----------------------------------
                                   Name:  Gerd Krick                                    Name:  Dietmar Blumenhagen
                                   Title: Chief Executive Officer                       Title: Treasurer


                                   FRESENIUS MEDICAL CARE GROUPE FRANCE
                                   (formerly known as Fresenius Groupe
                                   France S.A.), a French corporation

                                   By /s/ Udo Werle
                                      ------------------------------------------
                                   Name:  Udo Werle
                                   Title: Board Member

                                   FRESENIUS MEDICAL CARE HOLDING, S.p.A.,
                                   an Italian corporation

                                   By /s/ E. Gatti
                                      ------------------------------------------
                                   Name:  E. Gatti
                                   Title: Board Member





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




                                   FRESENIUS MEDICAL CARE ESPANA S.A.,
                                   a Spanish corporation

                                   By /s/ E. Gatti
                                      ------------------------------------------
                                   Name:  E. Gatti
                                   Title: Board Member

                                   FRESENIUS MEDICAL CARE MAGYAROSZA KfG,
                                   a Hungarian corporation

                                   By /s/ N. Erhard
                                      ------------------------------------------
                                   Name:  N. Erhard
                                   Title: Board Member

PAYING AGENT:                      NATIONSBANK, N.A.,
                                   as Paying Agent for and on behalf of the Lenders

                                   By /s/ Ashley M. Crabtree
                                      ------------------------------------------
                                            Ashley M. Crabtree
                                            Senior Vice President

GUARANTORS:               FRESENIUS NATIONAL MEDICAL CARE
                                   HOLDINGS, INC., a New York corporation
                                   formerly known as WRG-NY

                                   By /s/ Ben Lipps
                                      ------------------------------------------
                                   Name:  Ben Lipps
                                   Title: President

                                   NATIONAL MEDICAL CARE, INC.,
                                   a Delaware corporation

                                   By /s/ Ben Lipps
                                      ------------------------------------------
                                   Name:  Ben Lipps
                                   Title: President

                                   BIO-MEDICAL APPLICATIONS MANAGEMENT CO.,
                                   INC., a Delaware corporation

                                   By /s/ Geoffrey W. Swett
                                      ------------------------------------------
                                   Name:  Geoffrey W. Swett
                                   Title: President

                                   NMC HOMECARE, INC.,
                                   a Delaware corporation

                                   By /s/ Michael J. Sicilian
                                      ------------------------------------------
                                   Name:  Michael J. Sicilian
                                   Title: Vice President

                                   LIFECHEM, INC.,
                                   a Delaware corporation

                                   By /s/ Geoffrey W. Swett
                                      ------------------------------------------
                                   Name:  Geoffrey W. Swett
                                   Title: President

                                   FRESENIUS MEDICAL CARE AG,
                                   a German corporation

                                   By /s/ Gerd Krick                                    By: /s/ Dietmar Blumenhagen
                                      ------------------------------------------            ------------------------------------
                                   Name:  Gerd Krick                                    Name:  Dietmar Blumenhagen
                                   Title: Chief Executive Officer                       Title: Treasurer

                                   FRESENIUS USA, INC.,
                                   a Massachusetts corporation

                                   By /s/ Ben Lipps
                                      ------------------------------------------
                                   Name:  Ben Lipps
                                   Title: President

                                   FRESENIUS MEDICAL CARE DEUTSCHLAND
                                   GmbH, a German corporation

                                   By /s/ Gerd Krick                                    By: /s/ Dietmar Blumenhagen
                                      ------------------------------------------            ------------------------------------
                                   Name:  Gerd Krick                                    Name:  Dietmar Blumenhagen
                                   Title: Chief Executive Officer                       Title: Treasurer

                                   FRESENIUS MEDICAL CARE GROUPE
                                   FRANCE, a French corporation
                                   (formerly known as Fresenius Groupe
                                   France S.A.)

                                   By /s/ Udo Werle
                                      ------------------------------------------
                                   Name:  Udo Werle
                                   Title: Board Member

                                   FRESENIUS SECURITIES, INC.,
                                   a California corporation

                                   By /s/ Ben Lipps
                                      ------------------------------------------
                                   Name:  Ben Lipps
                                   Title: President







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



                           CONSENT TO AMENDMENT NO. 4


NationsBank, N.A., as Paying Agent
101 N. Tryon Street, 15th Floor
NC1-001-15-04
Charlotte, North Carolina 28255
Attn:  Carol Lindsay, Agency Services

         Re: Credit Agreement dated as of September 27, 1996 (as amended and modified, the "CREDIT AGREEMENT") among National Medical Care, Inc., the other Borrowers, Guarantors and Lenders identified therein and NationsBank, N.A., as Paying Agent. Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

                  Amendment No. 4 dated August 26, 1997 (the "SUBJECT AMENDMENT") relating to the Credit Agreement

Ladies and Gentlemen:

         This should serve to confirm our receipt of, and consent to, the Subject Amendment. We hereby authorize and direct you, as Paying Agent for the Lenders, to enter into the Subject Amendment on our behalf in accordance with the terms of the Credit Agreement upon your receipt of such consent and direction from the Required Lenders, and agree that Company and the other Credit Parties may rely on such authorization.

                                         Sincerely,



                                         -----------------------------
                                                [Name of Lender]

                                         By:
                                            --------------------------
                                         Name:
                                         Title:





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


                                   SCHEDULE 1

                    Description of Securitization Transaction


















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